Revaluation & Portfolio Update December 9, 2015 1 Exhibit 99.2

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III’s (“KBS REIT III”) Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2015, and in KBS REIT III’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, filed with the SEC on November 12, 2015 (the “Quarterly Report”), including the “Risk Factors” contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS REIT III’s assets and liabilities in connection with the calculation of KBS REIT III’s estimated value per share, see KBS REIT III’s Current Report on Form 8-K, filed with the SEC on December 9, 2015 (the “Valuation 8-K”). Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT III intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT III and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS REIT III undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward- looking statements. The appraisal methodology for KBS REIT III’s appraised real estate properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, KBS Capital Advisors LLC (the “Advisor”) and KBS REIT III, are the respective party’s best estimates, KBS REIT III can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of KBS REIT III’s appraised real estate properties and the estimated value per share. These statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT III’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of KBS REIT III’s Annual Report on Form 10-K for the year ended December 31, 2014, and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, each as filed with the SEC. Actual events may cause the value and returns on KBS REIT III’s investments to be less than that used for purposes of the REIT’s estimated value per share. 2

 Primary offering broke escrow March 24, 2011  Ceased offering shares May 29, 2015, and terminated the primary offering July 28, 2015  Raised more than $1.7 billion during the primary offering (excluding offering proceeds from the dividend reinvestment plan)  Estimated net asset value (NAV) per share as of May 5, 2014: $9.291  Estimated NAV per share as of December 9, 2014: $9.422  Estimated value per share as of December 8, 2015: $10.043 3 Offering Overview 1 Data as of 3/31/14. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Supplement no. 3 to KBS REIT III’s prospectus dated April 25, 2014 (Registration No. 333-164703), filed with the SEC May 6, 2014. 2 Data as of 9/30/14, with the exception of an adjustment for actual or estimated acquisition fees and closing costs related to six properties that were either acquired subsequent to September 30, 2014 or were under contract to purchase and were reasonably probable to close, but had not yet closed as of December 9, 2014, which were included as a reduction to the net asset value. NAV provided solely to update the offering price in KBS REIT III’s public offering. See Part II, Item 5 of KBS REIT III’s Annual Report on Form 10-K for the Year Ended December 31, 2014, filed with the SEC March 9, 2015. 3 See the Valuation 8-K.

Total Acquisitions/Originations: $3,007,453,0001 28 Equity Assets 1 Debt Asset Total Current Portfolio: $2,971,739,0002 27 Equity Assets 1 Debt Asset Rentable Sq. Ft.: 10,447,2303 Total Leased: 94%4 Leverage: 53%5 1 Represents acquisition price (excluding closing costs) of real estate properties and loans originated since inception, including one property sold prior to September 30, 2015, and excluding any subsequent capital expenditures. 2 Represents acquisition price (excluding closing costs) of real estate properties and loans in portfolio as of September 30, 2015, excluding any subsequent capital expenditures. 3 Represents rentable square feet of real estate properties owned as of September 30, 2015. 4 Includes future leases that had been executed but had not yet commenced as of September 30, 2015. 5 As of September 30, 2015, KBS REIT III's borrowings and other liabilities were approximately 53% of both the cost (before depreciation and other noncash reserves) and book value (before depreciation) of tangible assets, respectively. Portfolio Overview (as of Sept. 30, 2015) 4

 KBS REIT III’s estimated value per share2 was determined in accordance with the Investment Program Association’s Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs.  Duff & Phelps, an independent, third-party real estate valuation firm, was engaged to provide a calculation of the range in estimated value per share of common stock as of December 8, 2015. Duff & Phelps based the range in estimated value per share upon: o appraisals of KBS REIT III’s real estate properties owned as of September 30, 2015, performed by Duff & Phelps; and o valuations performed by the Advisor of KBS REIT III’s other assets and liabilities. The estimated values of the real estate-related investment and mortgage debt are equal to the GAAP fair values as disclosed in the footnotes to the Quarterly Report and the estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values which will approximate their fair values due to their short maturities or liquid nature.  The estimated value per share did not include an enterprise (portfolio) premium or discount. Consideration was given to any potential asset management fee deferral repayment and participation fee that would be due to the Advisor in a hypothetical liquidation if the required stockholder return thresholds are met.  KBS REIT III’s board of directors approved $10.04, the approximate mid-point in the valuation range calculated by Duff & Phelps, as the estimated value per share of KBS REIT III’s common stock as recommended by the Advisor and KBS REIT III’s conflicts committee. 1 For more information, see the Valuation 8-K. 2 The estimated value of the REIT’s assets less the estimated value of the REIT’s liabilities, divided by the number of shares outstanding, all as of September 30, 2015, with the exception of a reduction to KBS REIT III’s net asset value for acquisition fees and closing costs related to a real estate acquisition that closed subsequent to September 30, 2015 and deferred financing costs related to a mortgage loan that closed subsequent to September 30, 2015. Valuation1 5

Valuation 6 On December 8, 2015, KBS REIT III’s Board of Directors approved an estimated value per share of $10.04.1 The following is a summary of the estimated value per share changes within each asset and liability group from the December 2014 estimated value per share: 1 Based on the estimated value per share of KBS REIT III’s assets less estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2015, with the exception of certain acquisition and financing costs. 2 Amount includes acquisition fees and closing costs related to a real estate acquisition that closed subsequent to September 30, 2015 and deferred financing costs related to a mortgage loan that closed subsequent to September 30, 2015. December 2014 Estimated Value Per Share $ 9.42 Changes to real estate Real estate 1.30 Capital expenditures on real estate (0.48) Total changes related to real estate 0.82 Changes due to acquisition-related and financing costs and cash flows Acquisition-related and financing costs2 (0.09) Undistributed operating cash flows 0.02 Total changes due to acquisition-related and financing costs and cash flows (0.07) Changes to other assets and liabilities Notes payable (0.02) Interest rate swap liability (0.12) Other changes, net 0.01 Total changes to fair value of other assets and liabilities (0.13) Total change in estimated value per share 0.62 December 2015 Estimated Value Per Share $ 10.04

Real Estate Updates 7 Tower on Lake Carolyn The appraised value increased $13.3 million from prior year appraised value due to the following:  Comparable transactions in Dallas/Fort Worth (DFW)  A similar property recently sold for $235/psf and one tenant occupying 50% of that building will be leaving in five years for a build to suit. It will require substantial capital costs to re-lease the space.  Another property in close proximity is currently for sale with first round pricing at $210/psf. KBS believes Tower on Lake Carolyn is a higher quality asset with better floor plates and window line.  Positive leasing activity  Recently signed two leases for a total of 20,000 square feet increasing the property lease percentage to 91%.  General market improvement  A new mixed-use development next door to Tower on Lake Carolyn has started construction and will add significant amenities to the area.  The DART is now connected to the DFW airport and it stops at the Urban Center, which is connected to Tower on Lake Carolyn. Ten Almaden & The Towers at Emeryville The appraised values for Ten Almaden and The Towers at Emeryville increased $16.4 million and $60.0 million, respectively, since acquisition due to the following:  The San Francisco and North Silicon Valley (Palo Alto and Mountain View) markets have seen rents double over the last five years and vacancy rates have fallen to 6% or below. Tech companies have absorbed millions of net square footage in a couple of years.  High rents and lack of space have pushed tenants east to Emeryville and Oakland and south of Santa Clara and San Jose.  Both properties have exceeded underwriting on going-in rents, annual rental increases and absorption times. For example, one tenant in Ten Almaden signed a lease for $3.71/psf vs. the underwriting of $3.30/psf, and one tenant in The Towers at Emeryville signed a lease for $3.45/psf vs. the underwriting of $2.80/psf.  Higher occupancy levels at both properties reduced both terminal cap rates and discount rates.

Distribution History & Yield 1 Based on distributions declared as of November 9, 2015. Total distributions paid through September 30, 2015, consisted of 49% paid in cash and 51% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through September 30, 2015, which includes net cash distributions and dividends reinvested by stockholders, as follows: 86% from cash flow from operating activities and 14% from debt financing. For more information, please refer to KBS REIT III’s public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments. 2 KBS REIT III’s charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III’s public filings.  Distribution History1: • June 24, 2011–Jan. 31, 2016, Daily Record Dates: $0.65/share on an annualized basis  Current distribution rate would equal a 6.50% annualized rate based on the initial $10.00 primary offering price per share, or 6.47% based on the December 8, 2015, estimated value per share of $10.04.2 8

9 Portfolio Overview 1 Reflects weighted-average lease percentage as of the acquisition date taking into account all real estate owned as of each respective date. Leased % at Acquisition1 vs. Actual Leased %

Towers at Emeryville Investment at a Glance Location: Emeryville, CA Property Type: Class A Office Acquisition Date: December 23, 2014 Purchase Price: $ 248,000,000 No. of Buildings: 3 No. of Stories: 12,12,16 Square Footage: 815,018 Sq. Ft. Year Built (Renovated): 1972, 1975, 1985 (1998, 2012) Leased Percentage (at Acquisition): 84.0% Acquisition Update

101 South Hanley INVESTMENT AT A GLANCE Location: St. Louis, MO Property Type: Class A Office Acquisition Date: December 24, 2014 Purchase Price: $62,300,000 No. of Buildings: 1 No. of Stories: 19 Square Footage: 346,451 SF Year Built: 1986 Leased Percentage (at Acquisition): 92% Acquisition Update

3003 Washington Blvd. INVESTMENT AT A GLANCE Location: Arlington, VA Property Type: Class A Office Acquisition Date: December 30, 2014 Purchase Price: $148,600,000 No. of Buildings: 1 No. of Stories: 10 plus penthouse Square Footage: 211,170 SF Year Built: 2014 Leased Percentage (at Acquisition): 95.0% Acquisition Update

Village Center Station INVESTMENT AT A GLANCE Location: Greenwood Village, CO Property Type: Class A Office Acquisition Date: May 20, 2015 Purchase Price: $76,700,000 No. of Buildings: 1 No. of Stories: 9 Square Footage: 234,915 SF Year Built: 2009 Leased Percentage (at Acquisition): 99% Site Size 3.2 Acres Acquisition Update

Park Place Village INVESTMENT AT A GLANCE Location: Leawood, KS Property Type: Class A Office/Retail Acquisition Date: June 18, 2015 Purchase Price: $126,500,000 No. of Buildings: 10 No. of Stories: 1-4 Square Footage: 372,201 SF Office Square Footage: 110,918 SF Retail Year Built: 2007-2013 Leased Percentage (at Acquisition): 97% Site Size 17.13 Acres Acquisition Update

201 17th Street INVESTMENT AT A GLANCE Location: Atlanta, GA Property Type: Class A Office Acquisition Date: June 23, 2015 Purchase Price: $98,250,000 No. of Buildings: 1 No. of Stories: 17 Square Footage: 355,870 SF Year Built: 2007 Leased Percentage (at Acquisition): 93% Acquisition Update

Promenade I & II at Éilan Investment at a Glance Location: San Antonio, TX Property Type: Class A Office Acquisition Date: July 14, 2015 Purchase Price: $61,550,000 No. of Buildings: 2 No. of Stories: 4 Square Footage: 200,072 SF Leased Percentage (at Acquisition): 100% Year Built: 2011 Acquisition Update

CrossPoint at Valley Forge INVESTMENT AT A GLANCE Location: Wayne, PA Property Type: Class A Ofﬁce Acquisition Date: August 18, 2015 Purchase Price: $89,500,000 No. of Buildings: 1 No. of Stories: 4 Square Footage: 272,360 SF Year Built: 1974/2014 Leased Percentage (at Acquisition): 95% Site Size: 25.31 Acres Acquisition Update

515 Congress INVESTMENT AT A GLANCE Location: Austin, TX Property Type: Class A Office Acquisition Date: August 31, 2015 Purchase Price: $112,500,000 No. of Buildings: 1 No. of Stories: 26 Square Footage: 258,176 SF Year Built: 1975 Leased Percentage (at Acquisition): 95% Acquisition Update

The Almaden INVESTMENT AT A GLANCE Location: San Jose, CA Property Type: Class B Office Acquisition Date: September 23, 2015 Purchase Price: $150,000,000 No. of Buildings: 3 No. of Stories: 12, 8, 10 Square Footage: 416,127 SF Year Built (renovated): 1980, 1981 (2006) Leased Percentage (at Acquisition): 94% Site Size: 5.81 Acres Acquisition Update

3001 Washington INVESTMENT AT A GLANCE Location: Arlington, VA Property Type: Class A Office Acquisition Date: November 6, 2015 Purchase Price: $52,000,000 No. of Buildings: 1 No. of Stories: 8 Square Footage: 94,837 SF Year Built: 2014 Leased Percentage (at Acquisition): 37% Acquisition Update

 Account statements reflect the estimated value per share of $10.04, beginning with December 2015 statements.  Stockholder letter included with December statements mailed in early January.  Online estimated value per share visible through DST updated to show the current estimated value per share. Stockholder Communication 21

 Complete acquisition phase of the REIT (approximately $100 million to $110 million of remaining equity to be invested)  Complete major capital projects, such as renovations of amenity enhancements, with the goal of attracting quality tenants  Lease-up and stabilize the remainder of the portfolio  Distribute operating cash flows to stockholders 2016 Goals & Objectives 22

KBS REIT III is providing this estimated value per share to assist broker dealers that participated in KBS REIT III’s initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of KBS REIT III’s assets less the fair value of KBS REIT III’s liabilities according to GAAP. KBS REIT III can give no assurance that: • a stockholder would be able to resell his or her shares at KBS REIT III’s estimated value per share; • a stockholder would ultimately realize distributions per share equal to KBS REIT III’s estimated value per share upon liquidation of KBS REIT III’s assets and settlement of its liabilities or a sale of KBS REIT III; • KBS REIT III’s shares of common stock would trade at the estimated value per share on a national securities exchange; • another independent third-party appraiser or third-party valuation firm would agree with KBS REIT III’s estimated value per share; or • the methodology used to determine KBS REIT III’s estimated value per share would be acceptable to the FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share is based on the estimated value of KBS REIT III’s assets less the estimated value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2015, with the exception of a reduction to KBS REIT III’s net asset value for acquisition fees and closing costs related to a real estate acquisition that closed subsequent to September 30, 2015 and deferred financing costs related to a mortgage loan that closed subsequent to September 30, 2015. The value of KBS REIT III’s shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III’s portfolio and the management of those assets and the real estate and finance markets. KBS REIT III’s estimated value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III’s estimated value per share does not take into account estimated disposition costs and fees for real estate properties, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III’s debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III’s swaps prior to expiration. In addition, KBS REIT III is still investing proceeds from its initial public offering and the estimated value per share does not take into consideration acquisition-related costs and financing costs related to future acquisitions. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share in December 2016. Valuation Information 23

Thank you! KBS Capital Markets Group Member FINRA & SIPC 800 Newport Center Dr., Suite 600 Newport Beach, CA 92660 (866) 527-4264 24